EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                         Quarters Ended                        Nine Months Ended
                                                          September 30,                           September 30,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Revenues
Non-interest revenues
 Discount revenue                                   $    3,373   $    3,848          (12)%  $    9,744   $   11,557          (16)%
 Net card fees                                             538          541           (1)        1,602        1,614           (1)
 Travel commissions and fees                               383          499          (23)        1,155        1,566          (26)
 Other commissions and fees                                448          573          (22)        1,340        1,785          (25)
 Securitization income, net                                 71          200          (65)          210          871          (76)
 Other                                                     449          553          (19)        1,569        1,591           (1)
                                                    ----------   ----------                 ----------   ----------
  Total non-interest revenues                            5,262        6,214          (15)       15,620       18,984          (18)
                                                    ----------   ----------                 ----------   ----------
Interest income
 Interest and fees on loans                              1,059        1,560          (32)        3,432        4,795          (28)
 Interest and dividends on investment securities           229          200           15           579          603           (4)
 Deposits with banks and other                               9           74          (88)           48          235          (80)
                                                    ----------   ----------                 ----------   ----------
  Total interest income                                  1,297        1,834          (29)        4,059        5,633          (28)
                                                    ----------   ----------                 ----------   ----------
Interest expense
 Deposits                                                  109          109            -           299          381          (22)
 Short-term borrowings                                       2          114          (98)           36          411          (91)
 Long-term debt and other                                  432          661          (35)        1,310        1,966          (33)
                                                    ----------   ----------                 ----------   ----------
  Total interest expense                                   543          884          (39)        1,645        2,758          (40)
                                                    ----------   ----------                 ----------   ----------
  Net interest income                                      754          950          (21)        2,414        2,875          (16)
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense                   6,016        7,164          (16)       18,034       21,859          (17)
                                                    ----------   ----------                 ----------   ----------
Provisions for losses
 Charge card                                               143          351          (59)          716          937          (24)
 Cardmember lending                                        989          958            3         3,706        3,304           12
 Other                                                      46           50           (8)          143          153           (7)
                                                    ----------   ----------                 ----------   ----------
  Total provisions for losses                            1,178        1,359          (13)        4,565        4,394            4
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense after
 provisions for losses                                   4,838        5,805          (17)       13,469       17,465          (23)
                                                    ----------   ----------                 ----------   ----------

Expenses
 Marketing and promotion                                   504          649          (22)        1,201        1,906          (37)
 Cardmember rewards                                        983        1,132          (13)        2,858        3,301          (13)
 Cardmember services                                       132          148          (11)          374          402           (7)
 Salaries and employee benefits                          1,261        1,465          (14)        3,884        4,430          (12)
 Professional services                                     575          608           (5)        1,693        1,764           (4)
 Occupancy and equipment                                   374          398           (6)        1,124        1,185           (5)
 Communications                                            105          118          (11)          315          348           (9)
 Other, net                                                (14)         209            #           140          816          (83)
                                                    ----------   ----------                 ----------   ----------
  Total                                                  3,920        4,727          (17)       11,589       14,152          (18)
                                                    ----------   ----------                 ----------   ----------
Pretax income from continuing operations                   918        1,078          (15)        1,880        3,313          (43)
Income tax provision                                       276          217           27           453          748          (39)
                                                    ----------   ----------                 ----------   ----------
Income from continuing operations                          642          861          (25)        1,427        2,565          (44)
Loss from discontinued operations, net of tax               (2)         (46)         (96)          (13)        (106)         (88)
                                                    ----------   ----------                 ----------   ----------
Net income                                          $      640   $      815          (21)   $    1,414   $    2,459          (42)
                                                    ==========   ==========                 ==========   ==========
Income from continuing operations attributable to
 common shareholders (A)                            $      634   $      856          (26)   $    1,108   $    2,551          (57)
                                                    ==========   ==========                 ==========   ==========
Net income attributable to common shareholders (A)  $      632   $      810          (22)   $    1,095   $    2,445          (55)
                                                    ==========   ==========                 ==========   ==========

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the nine months ended September 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $94 million for the nine months ended September 30, 2009, and (iii) earnings allocated to participating share awards and other items of $8 million and $5 million for the three months ended September 30, 2009 and 2008, respectively, and $13 million and $14 million for the nine months ended September 30, 2009 and 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                    September 30,  December 31,
                                                         2009          2008
                                                    -------------  -------------
Assets
 Cash                                               $          19  $          21
 Accounts receivable                                           35             37
 Investment securities                                         24             13
 Loans                                                         29             41
 Other assets                                                  13             14
                                                    -------------  -------------
  Total assets                                      $         120  $         126
                                                    =============  =============

Liabilities and Shareholders' Equity
 Customer deposits                                  $          24  $          15
 Short-term borrowings                                          2              9
 Long-term debt                                                53             60
 Other liabilities                                             27             30
                                                    -------------  -------------
  Total liabilities                                           106            114
                                                    -------------  -------------

 Shareholders' equity                                          14             12
                                                    -------------  -------------
  Total liabilities and shareholders' equity        $         120  $         126
                                                    =============  =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                         Quarters Ended                        Nine Months Ended
                                                          September 30,                           September 30,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
TOTAL REVENUES NET OF INTEREST EXPENSE
 U.S. Card Services                                 $    2,903   $    3,459          (16)%  $    8,782   $   10,774          (18)%
 International Card Services                             1,148        1,232           (7)        3,262        3,683          (11)
 Global Commercial Services                                997        1,200          (17)        2,944        3,652          (19)
 Global Network & Merchant Services                        963        1,071          (10)        2,709        3,157          (14)
                                                    ----------   ----------                 ----------   ----------
                                                         6,011        6,962          (14)       17,697       21,266          (17)
 Corporate & Other,
  including adjustments and eliminations                     5          202          (98)          337          593          (43)
                                                    ----------   ----------                 ----------   ----------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE $    6,016   $    7,164          (16)   $   18,034   $   21,859          (17)
                                                    ==========   ==========                 ==========   ==========
PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
 U.S. Card Services                                 $      139   $      364          (62)   $     (243)  $    1,092            #
 International Card Services                               127            1            #           184          191           (4)
 Global Commercial Services                                170          191          (11)          397          735          (46)
 Global Network & Merchant Services                        358          397          (10)        1,083        1,187           (9)
                                                    ----------   ----------                 ----------   ----------
                                                           794          953          (17)        1,421        3,205          (56)
 Corporate & Other                                         124          125           (1)          459          108            #
                                                    ----------   ----------                 ----------   ----------
PRETAX INCOME FROM CONTINUING OPERATIONS            $      918   $    1,078          (15)   $    1,880   $    3,313          (43)
                                                    ==========   ==========                 ==========   ==========
NET INCOME (LOSS)
 U.S. Card Services                                 $      109   $      244          (55)   $     (116)  $      788            #
 International Card Services                               127           67           90           230          315          (27)
 Global Commercial Services                                116          134          (13)          273          512          (47)
 Global Network & Merchant Services                        240          258           (7)          713          780           (9)
                                                    ----------   ----------                 ----------   ----------
                                                           592          703          (16)        1,100        2,395          (54)

 Corporate & Other                                          50          158          (68)          327          170           92
                                                    ----------   ----------                 ----------   ----------
 Income from continuing operations                         642          861          (25)        1,427        2,565          (44)
 Loss from discontinued operations, net of tax              (2)         (46)         (96)          (13)        (106)         (88)
                                                    ----------   ----------                 ----------   ----------
NET INCOME                                          $      640   $      815          (21)   $    1,414   $    2,459          (42)
                                                    ==========   ==========                 ==========   ==========

# - Denotes a variance of more than 100%.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                         Quarters Ended                        Nine Months Ended
                                                          September 30,                           September 30,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
EARNINGS PER COMMON SHARE

BASIC
 Income from continuing operations attributable to
  common shareholders                               $     0.54   $     0.74          (27)%  $     0.95   $     2.21          (57)%
 Loss from discontinued operations                           -        (0.04)           #         (0.01)       (0.09)         (89)
                                                    ----------   ----------                 ----------   ----------
 Net income attributable to common shareholders     $     0.54   $     0.70          (23)%  $     0.94   $     2.12          (56)%
                                                    ==========   ==========                 ==========   ==========

 Average common shares outstanding (millions)            1,178        1,154            2%        1,164        1,154            1%
                                                    ==========   ==========                 ==========   ==========

DILUTED
 Income from continuing operations attributable to
  common shareholders                               $     0.54   $     0.74          (27)%  $     0.95   $     2.20          (57)%
 Loss from discontinued operations                       (0.01)       (0.04)         (75)        (0.01)       (0.10)         (90)
                                                    ----------   ----------                 ----------   ----------
 Net income attributable to common shareholders     $     0.53   $     0.70          (24)%  $     0.94   $     2.10          (55)%
                                                    ==========   ==========                 ==========   ==========

 Average common shares outstanding (millions)            1,181        1,158            2%        1,166        1,161            -%
                                                    ==========   ==========                 ==========   ==========

Cash dividends declared per common share            $     0.18   $     0.18            -%   $     0.54   $     0.54            -%
                                                    ==========   ==========                 ==========   ==========

                       SELECTED STATISTICAL INFORMATION

                                                         Quarters Ended                        Nine Months Ended
                                                          September 30,                           September 30,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Return on average equity (A)                              11.7%        27.8%                      11.7%        27.8%
Return on average common equity (A)                       10.4%        27.6%                      10.4%        27.6%
Return on average tangible common equity (A)              13.5%        34.2%                      13.5%        34.2%
Common shares outstanding (millions)                     1,189        1,160            3%        1,189        1,160            3%
Book value per common share                         $    11.72   $    10.79            9%   $    11.72   $    10.79            9%
Shareholders' equity (billions)                     $     13.9   $     12.5           11%   $     13.9   $     12.5           11%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended
                                                          September 30,
                                                    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------
Card billed business (A):
 United States                                      $    106.5   $    120.3          (11)%
 Outside the United States                                50.1         55.2           (9)
                                                    ----------   ----------
  Total                                             $    156.6   $    175.5          (11)
                                                    ==========   ==========
Total cards-in-force (millions) (B):
 United States                                            49.4         54.3           (9)%
 Outside the United States                                39.0         37.8            3
                                                    ----------   ----------
  Total                                                   88.4         92.1           (4)
                                                    ==========   ==========
Basic cards-in-force (millions) (B):
 United States                                            38.6         42.3           (9)%
 Outside the United States                                34.3         32.8            5
                                                    ----------   ----------
  Total                                                   72.9         75.1           (3)
                                                    ==========   ==========

Average discount rate (C)                                 2.54%        2.56%
Average basic cardmember spending (dollars) (D)     $    2,898   $    3,049           (5)%
Average fee per card (dollars) (D)                  $       37   $       34            9%
Average fee per card adjusted (dollars) (D)         $       41   $       39            5%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $47 million and $35 million for the quarters ended September 30, 2009 and 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $57 million and $84 million for the quarters ended September 30, 2009 and 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                         Quarters Ended
                                                          September 30,
                                                    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------
Worldwide cardmember receivables:
 Total receivables                                  $     32.1   $     37.6          (15)%
 Loss reserves (millions):
  Beginning balance                                 $      714   $    1,146          (38)%
   Provision                                               143          351          (59)
   Net write-offs                                         (265)        (333)         (20)
   Other                                                     7          (30)           #
                                                    ----------   ----------
  Ending balance                                    $      599   $    1,134          (47)
                                                    ==========   ==========
  % of receivables                                         1.9%         3.0%
 Net write-off rate - USCS                                 3.2%         3.4%
 30 days past due as a % of total - USCS                   2.2%         3.3%
 Net loss ratio as a % of charge volume - ICS             0.37%        0.25%
 90 days past due as a % of total - ICS                    2.5%         2.7%
 Net loss ratio as a % of charge volume - GCS             0.23%        0.15%
 90 days past due as a % of total - GCS                    1.5%         1.8%

Worldwide cardmember lending - owned basis (A):
 Total loans                                        $     31.5   $     45.7          (31)%
 30 days past due loans as a % of total                    4.0%         3.7%
 Loss reserves (millions):
  Beginning balance                                 $    3,219   $    2,594           24%
   Provision                                               973          927            5
   Net write-offs - principal                             (731)        (697)           5
   Write-offs - interest and fees                          (90)        (161)         (44)
   Other (B)                                               (12)         (23)         (48)
                                                    ----------   ----------
  Ending balance                                    $    3,359   $    2,640           27
                                                    ==========   ==========
   Ending Reserves - principal                      $    3,246   $    2,426           34
   Ending Reserves - interest and fees              $      113   $      214          (47)
  % of loans                                              10.7%         5.8%
  % of past due                                            264%         154%
 Average loans                                      $     32.3   $     47.7          (32)%
 Net write-off rate                                        9.1%         5.8%
 Net interest yield on cardmember loans (C)                9.7%         8.9%

Worldwide cardmember lending - managed basis (D):
 Total loans                                        $     60.7   $     75.5          (20)%
 30 days past due loans as a % of total                    4.0%         3.8%
 Net write-offs - principal (millions)              $    1,327   $    1,090           22
 Average loans                                      $     61.8   $     76.1          (19)%
 Net write-off rate                                        8.6%         5.7%
 Net interest yield on cardmember loans (C)               10.0%         9.2%

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) For the quarter ended September 30, 2009, this amount primarily includes $25 million of reserves that were removed in connection with securitizations during the period. The offset is in the allocated cost of the associated retained subordinated securities. This amount also includes foreign currency translation adjustments. The prior period primarily included foreign currency translation adjustments.

(C) See Appendix III for discussion of net interest yield on cardmember loans.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
Non-interest revenues
 Discount revenue                                            3,373   $       3,305   $       3,066   $       3,468   $       3,848
 Net card fees                                                 538             532             532             536             541
 Travel commissions and fees                                   383             407             365             444             499
 Other commissions and fees                                    448             439             453             522             573
 Securitization income, net                                     71              (2)            141             199             200
 Other                                                         449             670             450             566             553
                                                     -------------   -------------   -------------   -------------   -------------
  Total non-interest revenues                                5,262           5,351           5,007           5,735           6,214
                                                     -------------   -------------   -------------   -------------   -------------
Interest income
 Interest and fees on loans                                  1,059           1,081           1,292           1,364           1,560
 Interest and dividends on investment securities               229             196             154             168             200
 Deposits with banks and other                                   9              11              28              36              74
                                                     -------------   -------------   -------------   -------------   -------------
  Total interest income                                      1,297           1,288           1,474           1,568           1,834
                                                     -------------   -------------   -------------   -------------   -------------
Interest expense
 Deposits                                                      109             105              85              73             109
 Short-term borrowings                                           2               7              27              72             114
 Long-term debt and other                                      432             435             443             652             661
                                                     -------------   -------------   -------------   -------------   -------------
  Total interest expense                                       543             547             555             797             884
                                                     -------------   -------------   -------------   -------------   -------------
  Net interest income                                          754             741             919             771             950
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       6,016           6,092           5,926           6,506           7,164
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses
 Charge card                                                   143             237             336             426             351
 Cardmember lending                                            989           1,303           1,414             927             958
 Other                                                          46              44              53              51              50
                                                     -------------   -------------   -------------   -------------   -------------
  Total provisions for losses                                1,178           1,584           1,803           1,404           1,359
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
 provision for losses                                        4,838           4,508           4,123           5,102           5,805
                                                     -------------   -------------   -------------   -------------   -------------

Expenses
 Marketing and promotion                                       504             352             345             524             649
 Cardmember rewards                                            983           1,029             846           1,088           1,132
 Cardmember services                                           132             131             111             140             148
 Salaries and employee benefits                              1,261           1,370           1,253           1,660           1,465
 Professional services                                         575             599             519             649             608
 Occupancy and equipment                                       374             392             358             456             398
 Communications                                                105             106             104             118             118
 Other, net                                                    (14)            111              43             199             209
                                                     -------------   -------------   -------------   -------------   -------------
  Total                                                      3,920           4,090           3,579           4,834           4,727
                                                     -------------   -------------   -------------   -------------   -------------
Pretax income from continuing operations                       918             418             544             268           1,078
Income tax provision (benefit)                                 276              76             101             (38)            217
                                                     -------------   -------------   -------------   -------------   -------------
Income from continuing operations                              642             342             443             306             861
Loss from discontinued operations, net of tax                   (2)             (5)             (6)            (66)            (46)
                                                     -------------   -------------   -------------   -------------   -------------
Net income                                           $         640   $         337   $         437   $         240   $         815
                                                     =============   =============   =============   =============   =============
Income from continuing operations attributable to
 common shareholders (A)                             $         634   $         107   $         367   $         305   $         856
                                                     =============   =============   =============   =============   =============
Net income attributable to common shareholders (A)   $         632   $         102   $         361   $         239   $         810
                                                     =============   =============   =============   =============   =============

(A) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the quarter ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $22 million for the quarter ended June 30, 2009 and $72 million for the quarter ended March 31, 2009, respectively, and (iii) earnings allocated to participating share awards of $8 million for the quarter ended September 30, 2009, $1 million for the quarter ended June 30, 2009, $4 million for the quarter ended March 31, 2009, $1 million for the quarter ended December 31, 2008, and $5 million for the quarter ended September 30, 2008, respectively.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
TOTAL REVENUES NET OF INTEREST EXPENSE
 U.S. Card Services                                  $       2,903   $       2,805   $       3,074   $       3,223   $       3,459
 International Card Services                                 1,148           1,091           1,023           1,098           1,232
 Global Commercial Services                                    997           1,003             944           1,044           1,200
 Global Network & Merchant Services                            963             910             836             945           1,071
                                                     -------------   -------------   -------------   -------------   -------------
                                                             6,011           5,809           5,877           6,310           6,962
 Corporate & Other,
  including adjustments and eliminations                         5             283              49             196             202
                                                     -------------   -------------   -------------   -------------   -------------
CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE  $       6,016   $       6,092   $       5,926   $       6,506   $       7,164
                                                     =============   =============   =============   =============   =============

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
 U.S. Card Services                                  $         139   $        (332)  $         (50)  $          49   $         364
 International Card Services                                   127              49               8             (38)              1
 Global Commercial Services                                    170              99             128             (42)            191
 Global Network & Merchant Services                            358             360             365             303             397
                                                     -------------   -------------   -------------   -------------   -------------
                                                               794             176             451             272             953

 Corporate & Other                                             124             242              93              (4)            125
                                                     -------------   -------------   -------------   -------------   -------------

PRETAX INCOME FROM CONTINUING OPERATIONS             $         918   $         418   $         544   $         268   $       1,078
                                                     =============   =============   =============   =============   =============

NET INCOME (LOSS)
 U.S. Card Services                                  $         109   $        (200)  $         (25)  $          64   $         244
 International Card Services                                   127              64              39              36              67
 Global Commercial Services                                    116              71              86              (7)            134
 Global Network & Merchant Services                            240             236             237             215             258
                                                     -------------   -------------   -------------   -------------   -------------
                                                               592             171             337             308             703

 Corporate & Other                                              50             171             106              (2)            158
                                                     -------------   -------------   -------------   -------------   -------------
 Income from continuing operations                             642             342             443             306             861
 Loss from discontinued operations, net of tax                  (2)             (5)             (6)            (66)            (46)
                                                     -------------   -------------   -------------   -------------   -------------

NET INCOME                                           $         640   $         337   $         437   $         240   $         815
                                                     =============   =============   =============   =============   =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
EARNINGS PER COMMON SHARE

BASIC
 Income from continuing operations attributable
  to common shareholders                             $        0.54   $        0.09   $        0.32   $        0.26   $        0.74
 Loss from discontinued operations                               -               -           (0.01)          (0.05)          (0.04)
                                                     -------------   -------------   -------------   -------------   -------------
 Net income attributable to common shareholders      $        0.54   $        0.09   $        0.31   $        0.21   $        0.70
                                                     =============   =============   =============   =============   =============

 Average common shares outstanding (millions)                1,178           1,162           1,156           1,155           1,154
                                                     =============   =============   =============   =============   =============
DILUTED
 Income from continuing operations attributable
  to common shareholders                             $        0.54   $        0.09   $        0.32   $        0.26   $        0.74
 Loss from discontinued operations                           (0.01)              -           (0.01)          (0.05)          (0.04)
                                                     -------------   -------------   -------------   -------------   -------------
 Net income attributable to common shareholders      $        0.53   $        0.09   $        0.31   $        0.21   $        0.70
                                                     =============   =============   =============   =============   =============

 Average common shares outstanding (millions)                1,181           1,165           1,156           1,155           1,158
                                                     =============   =============   =============   =============   =============

Cash dividends declared per common share             $        0.18   $        0.18   $        0.18   $        0.18   $        0.18
                                                     =============   =============   =============   =============   =============

                       SELECTED STATISTICAL INFORMATION

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Return on average equity (A)                                  11.7%           13.2%           16.3%           22.3%           27.8%
Return on average common equity (A)                           10.4%           12.0%           16.7%           22.1%           27.6%
Return on average tangible common equity (A)                  13.5%           15.6%           21.6%           28.0%           34.2%
Common shares outstanding (millions)                         1,189           1,189           1,168           1,160           1,160
Book value per common share                          $       11.72   $       11.28   $       10.61   $       10.21   $       10.79
Shareholders' equity (billions)                      $        13.9   $        13.4   $        15.8   $        11.8   $        12.5

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business (A):
 United States                                       $       106.5   $       104.8   $        97.4   $       112.7   $       120.3
 Outside the United States                                    50.1            46.6            41.8            47.8            55.2
                                                     -------------   -------------   -------------   -------------   -------------
  Total                                              $       156.6   $       151.4   $       139.2   $       160.5   $       175.5
                                                     =============   =============   =============   =============   =============
Total cards-in-force (millions) (B):
 United States                                                49.4            49.8            53.4            54.0            54.3
 Outside the United States                                    39.0            38.7            38.2            38.4            37.8
                                                     -------------   -------------   -------------   -------------   -------------
  Total                                                       88.4            88.5            91.6            92.4            92.1
                                                     =============   =============   =============   =============   =============
Basic cards-in-force (millions) (B):
 United States                                                38.6            38.7            41.6            42.0            42.3
 Outside the United States                                    34.3            33.9            33.3            33.4            32.8
                                                     -------------   -------------   -------------   -------------   -------------
  Total                                                       72.9            72.6            74.9            75.4            75.1
                                                     =============   =============   =============   =============   =============

Average discount rate (C)                                     2.54%           2.55%           2.56%           2.53%           2.56%
Average basic cardmember spending (dollars) (D)      $       2,898   $       2,712   $       2,443   $       2,792   $       3,049
Average fee per card (dollars) (D)                   $          37   $          35   $          34   $          34   $          34
Average fee per card adjusted (dollars) (D)          $          41   $          39   $          38   $          38   $          39

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $47 million for the quarter ended September 30, 2009, $45 million for the quarter ended June 30, 2009, $40 million for the quarter ended March 31, 2009, $41 million for the quarter ended December 31, 2008, and $35 million for the quarter ended September 30, 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods was $57 million for the quarter ended September 30, 2009, $62 million for the quarter ended June 30, 2009, $70 million for the quarter ended March 31, 2009, $76 million for the quarter ended December 31, 2008, and $84 million for the quarter ended September 30, 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Worldwide cardmember receivables:
 Total receivables                                   $        32.1   $        31.4   $        30.3   $        33.0   $        37.6
 Loss reserves (millions):
  Beginning balance                                  $         714   $         810   $         810   $       1,134   $       1,146
   Provision                                                   143             237             336             426             351
   Net write-offs (A)                                         (265)           (340)           (332)           (669)           (333)
   Other                                                         7               7              (4)            (81)            (30)
                                                     -------------   -------------   -------------   -------------   -------------
  Ending balance                                     $         599   $         714   $         810   $         810   $       1,134
                                                     =============   =============   =============   =============   =============
  % of receivables                                             1.9%            2.3%            2.7%            2.5%            3.0%
 Net write-off rate - USCS (A)                                 3.2%            5.2%            4.9%            3.5%            3.4%
 30 days past due as a % of total - USCS                       2.2%            2.6%            3.7%            3.7%            3.3%
 Net loss ratio as a % of charge volume - ICS                 0.37%           0.36%           0.35%           0.30%           0.25%
 90 days past due as a % of total - ICS                        2.5%            3.0%            3.3%            3.1%            2.7%
 Net loss ratio as a % of charge volume - GCS                 0.23%           0.22%           0.17%           0.14%           0.15%
 90 days past due as a % of total - GCS                        1.5%            1.9%            2.4%            2.7%            1.8%

Worldwide cardmember lending - owned basis (B):
 Total loans                                         $        31.5   $        32.5   $        36.7   $        42.2   $        45.7
 30 days past due loans as a % of total                        4.0%            4.3%            4.9%            4.4%            3.7%
 Loss reserves (millions):
  Beginning balance                                  $       3,219   $       3,013   $       2,570   $       2,640   $       2,594
   Provision                                                   973           1,291           1,401             897             927
   Net write-offs - principal                                 (731)           (847)           (782)           (702)           (697)
   Write-offs - interest and fees                              (90)           (131)           (155)           (143)           (161)
   Other (C)                                                   (12)           (107)            (21)           (122)            (23)
                                                     -------------   -------------   -------------   -------------   -------------
  Ending balance                                     $       3,359   $       3,219   $       3,013   $       2,570   $       2,640
                                                     =============   =============   =============   =============   =============
   Ending Reserves - principal                       $       3,246   $       3,035   $       2,806   $       2,379   $       2,426
   Ending Reserves - interest and fees               $         113   $         184   $         207   $         191   $         214
  % of loans                                                  10.7%            9.9%            8.2%            6.1%            5.8%
  % of past due                                                264%            230%            168%            137%            154%
 Average loans                                       $        32.3   $        35.2   $        39.0   $        43.0   $        47.7
 Net write-off rate                                            9.1%            9.6%            8.0%            6.5%            5.8%
 Net interest yield on cardmember loans (D)                    9.7%            9.2%           10.5%            8.6%            8.9%

Worldwide cardmember lending - managed basis (E):
 Total loans                                         $        60.7   $        62.9   $        65.0   $        72.0   $        75.5
 30 days past due loans as a % of total                        4.0%            4.3%            5.0%            4.6%            3.8%
 Net write-offs - principal (millions)               $       1,327   $       1,541   $       1,392   $       1,181   $       1,090
 Average loans                                       $        61.8   $        63.9   $        67.9   $        72.8   $        76.1
 Net write-off rate                                            8.6%            9.7%            8.2%            6.5%            5.7%
 Net interest yield on cardmember loans (D)                   10.0%            9.9%           10.9%            8.9%            9.2%

(A) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) This amount primarily includes reserves of $25 million for the quarter ended September 30, 2009 and $144 million for the quarter ended June 30, 2009 that were removed in connection with securitizations during the period. The offset is in the allocated cost of the associated retained subordinated securities. This amount also includes foreign currency translation adjustments. Prior periods included foreign currency translation and other adjustments primarily related to the reclassification of waived fee reserves to a contra-cardmember receivable.

(D) See Appendix III for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Revenues
 Discount revenue, net card fees and other                              $    2,267   $    2,597          (13)%
 Securitization income, net                                                     71          200          (65)
 Interest income                                                               772        1,190          (35)
 Interest expense                                                              207          528          (61)
                                                                        ----------   ----------
  Net interest income                                                          565          662          (15)
                                                                        ----------   ----------
Total revenues net of interest expense                                       2,903        3,459          (16)
                                                                        ----------   ----------
Provisions for losses                                                          850          941          (10)
                                                                        ----------   ----------
Total revenues net of interest expense after provisions for losses           2,053        2,518          (18)
                                                                        ----------   ----------
Expenses
 Marketing, promotion, rewards and cardmember services                       1,050        1,245          (16)
 Salaries and employee benefits and other operating expenses                   864          909           (5)
                                                                        ----------   ----------
   Total                                                                     1,914        2,154          (11)
                                                                        ----------   ----------
Pretax segment income                                                          139          364          (62)
Income tax provision                                                            30          120          (75)
                                                                        ----------   ----------
Segment income                                                          $      109   $      244          (55)
                                                                        ==========   ==========

# - Denotes a variance of more than 100%.

(Preliminary)
                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
INCOME STATEMENT DATA
 Discount revenue, net card fees and other:
  Reported for the period (GAAP)                                        $    2,267   $    2,597          (13)%
  Securitization adjustments                                                    82          122          (33)
                                                                        ----------   ----------
  Managed discount revenue, net card fees and other                     $    2,349   $    2,719          (14)
                                                                        ----------   ----------
 Interest income:
  Reported for the period (GAAP)                                        $      772   $    1,190          (35)
  Securitization adjustments                                                   714          883          (19)
                                                                        ----------   ----------
  Managed interest income                                               $    1,486   $    2,073          (28)
                                                                        ----------   ----------
 Securitization income, net:
  Reported for the period (GAAP)                                        $       71   $      200          (65)
  Securitization adjustments                                                   (71)        (200)         (65)
                                                                        ----------   ----------
  Managed securitization income, net                                    $        -   $        -            -
                                                                        ----------   ----------
 Interest expense:
  Reported for the period (GAAP)                                        $      207   $      528          (61)
  Securitization adjustments                                                    58          196          (70)
                                                                        ----------   ----------
  Managed interest expense                                              $      265   $      724          (63)
                                                                        ----------   ----------
 Provisions for losses:
  Reported for the period (GAAP)                                        $      850   $      941          (10)
  Securitization adjustments                                                   529          629          (16)
                                                                        ----------   ----------
  Managed provisions for losses                                         $    1,379   $    1,570          (12)
                                                                        ----------   ----------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), interest income, interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more comprehensive portrayal of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Card billed business                                                    $     85.2   $     97.9          (13)%
Total cards-in-force (millions)                                               39.8         44.7          (11)%
Basic cards-in-force (millions)                                               29.7         33.4          (11)%
Average basic cardmember spending (dollars)                             $    2,851   $    2,950           (3)%

U.S. Consumer Travel:
  Travel sales (millions)                                               $      629   $      771          (18)%
  Travel commissions and fees/sales                                            8.4%         8.2%

Total segment assets                                                    $     53.2   $     80.5          (34)%
Segment capital (millions) (A)                                          $    5,837   $    5,069           15%
Return on average segment capital (B)                                         -1.0%        17.0%
Return on average tangible segment capital (B)                                -1.1%        17.7%

Cardmember receivables:
 Total receivables                                                      $     15.9   $     18.8          (15)%
 30 days past due receivables as a % of total                                  2.2%         3.3%
 Average receivables                                                    $     15.8   $     19.3          (18)%
 Net write-off rate                                                            3.2%         3.4%

Cardmember lending - owned basis (C):
 Total loans                                                            $     22.7   $     34.6          (34)%
 30 days past due loans as a % of total (F)                                    4.2%         3.9%
 Average loans                                                          $     23.4   $     36.3          (36)%
 Net write-off rate                                                            9.8%         6.1%
 Net interest yield on cardmember loans (D)                                    8.8%         8.6%

Cardmember lending - managed basis (E):
 Total loans                                                            $     51.9   $     64.3          (19)%
 30 days past due loans as a % of total                                        4.1%         3.9%
 Average loans                                                          $     52.9   $     64.6          (18)%
 Net write-off rate                                                            8.9%         5.9%
 Net interest yield on cardmember loans (D)                                    9.6%         9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) See Appendix IV for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(F) The ratio shown for 30 days past due loans as a % of total loans as of September 30, 2009 was revised from the ratio of 4.0 percent previously reported in the Company's Form 8-K filed on October 15, 2009.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
 Discount revenue, net card fees and other           $       2,267   $       2,273   $       2,205   $       2,465   $       2,597
 Securitization income, net                                     71              (2)            141             199             200
 Interest income                                               772             748             946           1,049           1,190
 Interest expense                                              207             214             218             490             528
                                                     -------------   -------------   -------------   -------------   -------------
  Net interest income                                          565             534             728             559             662
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       2,903           2,805           3,074           3,223           3,459
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                          850           1,190           1,383           1,051             941
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
 provisions for losses                                       2,053           1,615           1,691           2,172           2,518
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
 Marketing, promotion, rewards and
  cardmember services                                        1,050           1,021             889           1,208           1,245
 Salaries and employee benefits and other
  operating expenses                                           864             926             852             915             909
                                                     -------------   -------------   -------------   -------------   -------------
   Total                                                     1,914           1,947           1,741           2,123           2,154
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income (loss)                                   139            (332)            (50)             49             364
Income tax provision (benefit)                                  30            (132)            (25)            (15)            120
                                                     -------------   -------------   -------------   -------------   -------------
Segment income (loss)                                $         109   $        (200)  $         (25)  $          64   $         244
                                                     =============   =============   =============   =============   =============

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
INCOME STATEMENT DATA
 Discount revenue, net card fees and other:
  Reported for the period (GAAP)                     $       2,267   $       2,273   $       2,205   $       2,465   $       2,597
  Securitization adjustments                                    82              79              99             110             122
                                                     -------------   -------------   -------------   -------------   -------------
  Managed discount revenue, net card fees and other  $       2,349   $       2,352   $       2,304   $       2,575   $       2,719
                                                     -------------   -------------   -------------   -------------   -------------
 Interest income:
  Reported for the period (GAAP)                     $         772   $         748   $         946   $       1,049   $       1,190
  Securitization adjustments                                   714             771             886             902             883
                                                     -------------   -------------   -------------   -------------   -------------
  Managed interest income                            $       1,486   $       1,519   $       1,832   $       1,951   $       2,073
                                                     -------------   -------------   -------------   -------------   -------------
 Securitization income, net:
  Reported for the period (GAAP)                     $          71   $          (2)  $         141   $         199   $         200
  Securitization adjustments                                   (71)              2            (141)           (199)           (200)
                                                     -------------   -------------   -------------   -------------   -------------
  Managed securitization income, net                 $           -   $           -   $           -   $           -   $           -
                                                     -------------   -------------   -------------   -------------   -------------
 Interest expense:
  Reported for the period (GAAP)                     $         207   $         214   $         218   $         490   $         528
  Securitization adjustments                                    58              48              83             230             196
                                                     -------------   -------------   -------------   -------------   -------------
  Managed interest expense                           $         265   $         262   $         301   $         720   $         724
                                                     -------------   -------------   -------------   -------------   -------------
 Provisions for losses:
  Reported for the period (GAAP)                     $         850   $       1,190   $       1,383   $       1,051   $         941
  Securitization adjustments                                   529             836             636             577             629
                                                     -------------   -------------   -------------   -------------   -------------
  Managed provisions for losses                      $       1,379   $       2,026   $       2,019   $       1,628   $       1,570
                                                     -------------   -------------   -------------   -------------   -------------

See page 21 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business                                 $        85.2   $        84.1   $        78.0   $        92.0   $        97.9
Total cards-in-force (millions)                               39.8            40.2            43.4            44.2            44.7
Basic cards-in-force (millions)                               29.7            29.8            32.3            32.9            33.4
Average basic cardmember spending (dollars)          $       2,851   $       2,667   $       2,391   $       2,758   $       2,950

U.S. Consumer Travel:
  Travel sales                                       $         0.6   $         0.7   $         0.6   $         0.7   $         0.8
  Travel commissions and fees/sales                            8.4%            8.5%            8.1%            7.8%            8.2%

Total segment assets                                 $        53.2   $        54.1   $        55.6   $        77.8   $        80.5
Segment capital (A)                                  $         5.8   $         5.9   $         4.8   $         4.8   $         5.1
Return on average segment capital (B)                         -1.0%            1.6%            6.3%           18.0%           17.0%
Return on average tangible segment capital (B)                -1.1%            1.7%            6.7%           19.0%           17.7%

Cardmember receivables:
 Total receivables                                   $        15.9   $        15.9   $        15.6   $        17.8   $        18.8
 30 days past due receivables as a % of total                  2.2%            2.6%            3.7%            3.7%            3.3%
 Average receivables                                 $        15.8   $        15.7   $        16.1   $        18.1   $        19.3
 Net write-off rate (C)                                        3.2%            5.2%            4.9%            3.5%            3.4%

Cardmember lending - owned basis (D):
 Total loans                                         $        22.7   $        23.6   $        28.2   $        32.7   $        34.6
 30 days past due loans as a % of total (G)                    4.2%            4.4%            5.1%            4.7%            3.9%
 Average loans                                       $        23.4   $        26.5   $        30.2   $        33.2   $        36.3
 Net write-off rate                                            9.8%           10.3%            8.5%            7.0%            6.1%
 Net interest yield on cardmember loans (E)                    8.8%            8.3%           10.2%            8.2%            8.6%

Cardmember lending - managed basis (F):
 Total loans                                         $        51.9   $        54.0   $        56.5   $        62.4   $        64.3
 30 days past due loans as a % of total                        4.1%            4.4%            5.1%            4.7%            3.9%
 Average loans                                       $        52.9   $        55.1   $        59.1   $        63.0   $        64.6
 Net write-off rate                                            8.9%           10.0%            8.5%            6.7%            5.9%
 Net interest yield on cardmember loans (E)                    9.6%            9.5%           10.8%            8.7%            9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) See Appendix IV for discussion of net interest yield on cardmember loans.

(F) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(G) The ratio shown for 30 days past due loans as a % of total loans as of September 30, 2009 was revised from the ratio of 4.0 percent previously reported in the Company's Form 8-K filed on October 15, 2009.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Revenues
 Discount revenue, net card fees and other                              $      866   $      965          (10)%
                                                                        ----------   ----------
 Interest income                                                               392          523          (25)
 Interest expense                                                              110          256          (57)
                                                                        ----------   ----------
  Net interest income                                                          282          267            6
                                                                        ----------   ----------
Total revenues net of interest expense                                       1,148        1,232           (7)
                                                                        ----------   ----------
Provisions for losses                                                          250          316          (21)
                                                                        ----------   ----------
Total revenues net of interest expense after provisions for losses             898          916           (2)
                                                                        ----------   ----------
Expenses
 Marketing, promotion, rewards and cardmember services                         302          388          (22)
 Salaries and employee benefits and other operating expenses                   469          527          (11)
                                                                        ----------   ----------
   Total                                                                       771          915          (16)
                                                                        ----------   ----------
Pretax segment income                                                          127            1            #
Income tax benefit                                                               -          (66)           #
                                                                        ----------   ----------
Segment income                                                          $      127   $       67           90
                                                                        ==========   ==========

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Card billed business                                                    $     24.2   $     27.5          (12)%
Total cards-in-force (millions)                                               15.2         16.4           (7)%
Basic cards-in-force (millions)                                               10.6         11.5           (8)%
Average basic cardmember spending (dollars)                             $    2,273   $    2,393           (5)%

International Consumer Travel:
 Travel sales (millions)                                                $      258   $      334          (23)%
 Travel commissions and fees/sales                                             8.5%         8.4%

Total segment assets                                                    $     19.3   $     22.6          (15)%
Segment capital (millions) (A)                                          $    2,265   $    2,257            0%
Return on average segment capital (B)                                         12.4%        11.8%
Return on average tangible segment capital (B)                                16.7%        15.9%

Cardmember receivables:
 Total receivables                                                      $      5.6   $      6.1           (8)%
 90 days past due as a % of total                                              2.5%         2.7%
 Net loss ratio as a % of charge volume                                       0.37%        0.25%

Cardmember lending:
 Total loans                                                            $      8.8   $     11.1          (21)%
 30 days past due loans as a % of total                                        3.7%         3.3%
 Average loans                                                          $      8.9   $     11.4          (22)%
 Net write-off rate                                                            7.1%         5.1%
 Net interest yield on cardmember loans (C)                                   12.3%         9.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
 Discount revenue, net card fees and other           $         866   $         823   $         772   $         864   $         965
                                                     -------------   -------------   -------------   -------------   -------------
 Interest income                                               392             399             400             427             523
 Interest expense                                              110             131             149             193             256
                                                     -------------   -------------   -------------   -------------   -------------
  Net interest income                                          282             268             251             234             267
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       1,148           1,091           1,023           1,098           1,232
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                          250             302             335             243             316
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
 provisions for losses                                         898             789             688             855             916
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
 Marketing, promotion, rewards
  and cardmember services                                      302             287             258             303             388
 Salaries and employee benefits
  and other operating expenses                                 469             453             422             590             527
                                                     -------------   -------------   -------------   -------------   -------------
   Total                                                       771             740             680             893             915
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income (loss)                                   127              49               8             (38)              1
Income tax benefit                                               -             (15)            (31)            (74)            (66)
                                                     -------------   -------------   -------------   -------------   -------------
Segment income                                       $         127   $          64   $          39   $          36   $          67
                                                     =============   =============   =============   =============   =============

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business                                 $        24.2   $        22.7   $        20.5   $        24.2   $        27.5
Total cards-in-force (millions)                               15.2            15.5            15.8            16.3            16.4
Basic cards-in-force (millions)                               10.6            10.8            11.0            11.4            11.5
Average basic cardmember spending (dollars)          $       2,273   $       2,083   $       1,823   $       2,109   $       2,393

International Consumer Travel:
 Travel sales                                        $         0.3   $         0.2   $         0.2   $         0.3   $         0.3
 Travel commissions and fees/sales                             8.5%            8.7%            8.3%            7.5%            8.4%

Total segment assets                                 $        19.3   $        19.3   $        17.7   $        20.4   $        22.6
Segment capital (A)                                  $         2.3   $         2.2   $         2.0   $         2.0   $         2.3
Return on average segment capital (B)                         12.4%            9.7%           12.3%           16.7%           11.8%
Return on average tangible segment capital (B)                16.7%           13.1%           16.6%           22.5%           15.9%

Cardmember receivables:
 Total receivables                                   $         5.6   $         5.4   $         5.0   $         5.6   $         6.1
 90 days past due as a % of total                              2.5%            3.0%            3.3%            3.1%            2.7%
 Net loss ratio as a % of charge volume                       0.37%           0.36%           0.35%           0.30%           0.25%

Cardmember lending:
 Total loans                                         $         8.8   $         8.9   $         8.5   $         9.5   $        11.1
 30 days past due loans as a % of total                        3.7%            4.0%            4.2%            3.6%            3.3%
 Average loans                                       $         8.9   $         8.7   $         8.8   $         9.8   $        11.4
 Net write-off rate                                            7.1%            7.5%            6.4%            5.1%            5.1%
 Net interest yield on cardmember loans (C)                   12.3%           12.2%           11.7%            9.8%            9.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Revenues
 Discount revenue, net card fees and other                              $    1,017   $    1,291          (21)%
                                                                        ----------   ----------
 Interest income                                                                 8           43          (81)
 Interest expense                                                               28          134          (79)
                                                                        ----------   ----------
  Net interest income                                                          (20)         (91)         (78)
                                                                        ----------   ----------
Total revenues net of interest expense                                         997        1,200          (17)
                                                                        ----------   ----------
Provisions for losses                                                           40           60          (33)
                                                                        ----------   ----------
Total revenues net of interest expense after provisions for losses             957        1,140          (16)
                                                                        ----------   ----------
Expenses
 Marketing, promotion, rewards and cardmember services                          81          113          (28)
 Salaries and employee benefits and other operating expenses                   706          836          (16)
                                                                        ----------   ----------
   Total                                                                       787          949          (17)
                                                                        ----------   ----------
Pretax segment income                                                          170          191          (11)
Income tax provision                                                            54           57           (5)
                                                                        ----------   ----------
Segment income                                                          $      116   $      134          (13)
                                                                        ==========   ==========

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Card billed business                                                    $     27.9   $     32.3          (14)%
Total cards-in-force (millions)                                                7.1          7.0            1%
Basic cards-in-force (millions)                                                7.1          7.0            1%
Average basic cardmember spending (dollars)                             $    3,907   $    4,611          (15)%

Global Corporate Travel:
 Travel sales                                                           $      3.5   $      5.1          (31)%
 Travel commissions and fees/sales                                             8.8%         8.0%

Total segment assets                                                    $     22.7   $     23.6           (4)%
Segment capital (millions) (A)                                          $    3,424   $    3,564           (4)%
Return on average segment capital (B)                                          7.7%        21.2%
Return on average tangible segment capital (B)                                17.4%        43.9%

Cardmember receivables:
 Total receivables                                                      $     10.4   $     12.5          (17)%
 90 days past due as a % of total                                              1.5%         1.8%
 Net loss ratio as a % of charge volume                                       0.23%        0.15%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
 Discount revenue, net card fees and other           $       1,017   $       1,035   $         981   $       1,150   $       1,291
                                                     -------------   -------------   -------------   -------------   -------------
 Interest income                                                 8              21              21              30              43
 Interest expense                                               28              53              58             136             134
                                                     -------------   -------------   -------------   -------------   -------------
  Net interest income                                          (20)            (32)            (37)           (106)            (91)
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                         997           1,003             944           1,044           1,200
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                           40              53              47              69              60
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
 provisions for losses                                         957             950             897             975           1,140
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
 Marketing, promotion, rewards
  and cardmember services                                       81              74              79              79             113
 Salaries and employee benefits
  and other operating expenses                                 706             777             690             938             836
                                                     -------------   -------------   -------------   -------------   -------------
   Total                                                       787             851             769           1,017             949
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income (loss)                                   170              99             128             (42)            191
Income tax provision (benefit)                                  54              28              42             (35)             57
                                                     -------------   -------------   -------------   -------------   -------------
Segment income (loss)                                $         116   $          71   $          86   $          (7)  $         134
                                                     =============   =============   =============   =============   =============

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business                                 $        27.9   $        27.2   $        25.1   $        28.7   $        32.3
Total cards-in-force (millions)                                7.1             7.2             7.3             7.1             7.0
Basic cards-in-force (millions)                                7.1             7.2             7.3             7.1             7.0
Average basic cardmember spending (dollars)          $       3,907   $       3,746   $       3,517   $       4,070   $       4,611

Global Corporate Travel:
 Travel sales                                        $         3.5   $         3.6   $         3.4   $         4.3   $         5.1
 Travel commissions and fees/sales                             8.8%            9.1%            8.6%            8.4%            8.0%

Total segment assets                                 $        22.7   $        21.1   $        19.0   $        25.1   $        23.6
Segment capital (A)                                  $         3.4   $         3.3   $         3.4   $         3.6   $         3.6
Return on average segment capital (B)                          7.7%            8.3%           12.8%           15.8%           21.2%
Return on average tangible segment capital (B)                17.4%           18.9%           29.2%           34.3%           43.9%

Cardmember receivables:
 Total receivables                                   $        10.4   $         9.9   $         9.6   $         9.4   $        12.5
 90 days past due as a % of total                              1.5%            1.9%            2.4%            2.7%            1.8%
 Net loss ratio as a % of charge volume                       0.23%           0.22%           0.17%           0.14%           0.15%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Revenues
 Discount revenue, fees and other                                       $      945   $    1,015           (7)%
                                                                        ----------   ----------
 Interest income                                                                 1            2          (50)
 Interest expense                                                              (17)         (54)         (69)
                                                                        ----------   ----------
  Net interest income                                                           18           56          (68)
                                                                        ----------   ----------
Total revenues net of interest expense                                         963        1,071          (10)
                                                                        ----------   ----------
Provisions for losses                                                           33           34           (3)
                                                                        ----------   ----------
Total revenues net of interest expense after provision for losses              930        1,037          (10)
                                                                        ----------   ----------
Expenses
 Marketing and promotion                                                       157          150            5
 Salaries and employee benefits and other operating expenses                   415          490          (15)
                                                                        ----------   ----------
   Total                                                                       572          640          (11)
                                                                        ----------   ----------
Pretax segment income                                                          358          397          (10)
Income tax provision                                                           118          139          (15)
                                                                        ----------   ----------
Segment income                                                          $      240   $      258           (7)
                                                                        ==========   ==========

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                                                              September 30,
                                                                        -----------------------   Percentage
                                                                           2009         2008      Inc/(Dec)
                                                                        ----------   ----------   ----------
Global Card billed business (A)                                         $    156.6   $    175.5          (11)%

Global Network & Merchant Services:
 Total segment assets                                                   $      7.7   $      8.0           (4)%
 Segment capital (millions) (B)                                         $    1,803   $    1,437           25%
Return on average segment capital (C)                                         56.9%        82.4%
Return on average tangible segment capital (C)                                58.1%        84.7%

Global Network Services:
 Card billed business                                                   $     18.6   $     18.2            2%
 Total cards-in-force (millions)                                              26.3         24.0           10%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
 Discount revenue, fees and other                    $         945   $         888   $         813   $         893   $       1,015
                                                     -------------   -------------   -------------   -------------   -------------
 Interest income                                                 1               1               1               1               2
 Interest expense                                              (17)            (21)            (22)            (51)            (54)
                                                     -------------   -------------   -------------   -------------   -------------
  Net interest income                                           18              22              23              52              56
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                         963             910             836             945           1,071
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                           33              33              35              36              34
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
 provisions for losses                                         930             877             801             909           1,037
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
 Marketing and promotion                                       157              94              64             118             150
 Salaries and employee benefits
  and other operating expenses                                 415             423             372             488             490
                                                     -------------   -------------   -------------   -------------   -------------
   Total                                                       572             517             436             606             640
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income                                          358             360             365             303             397
Income tax provision                                           118             124             128              88             139
                                                     -------------   -------------   -------------   -------------   -------------
Segment income                                       $         240   $         236   $         237   $         215   $         258
                                                     =============   =============   =============   =============   =============

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Global Card billed business (A)                      $       156.6   $       151.4   $       139.2   $       160.5   $       175.5

Global Network & Merchant Services:
 Total segment assets                                $         7.7   $         8.1   $         6.6   $         7.0   $         8.0
 Segment capital (B)                                 $         1.8   $         1.8   $         1.7   $         1.5   $         1.4
Return on average segment capital (C)                         56.9%           61.2%           70.6%           75.4%           82.4%
Return on average tangible segment capital (C)                58.1%           62.6%           72.4%           77.4%           84.7%

Global Network Services:
 Card billed business                                $        18.6   $        17.0   $        14.8   $        16.0   $        18.2
 Total cards-in-force (millions)                              26.3            25.6            25.1            24.8            24.0

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
 COMPONENTS OF RETURN ON AVERAGE EQUITY (ROE), RETURN ON AVERAGE COMMON EQUITY
         (ROCE), AND RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROTCE)
                                  APPENDIX I

(Millions)

                                                                              For the Twelve Months Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
ROE

     Net income                                      $       1,654   $       1,829   $       2,145   $       2,699   $       3,290
     Average shareholders' equity                    $      14,151   $      13,892   $      13,147   $      12,127   $      11,833
     Return on average equity (A)                             11.7%           13.2%           16.3%           22.3%           27.8%

RECONCILIATION OF ROCE AND ROTCE

     Net income                                      $       1,654   $       1,829   $       2,145   $       2,699   $       3,290
     Preferred shares dividends and
      related accretion                              $         306   $         306   $          72   $           -   $           -
     Earnings allocated to participating share
      awards and other                               $          14   $          11   $          13   $          16   $          19
                                                     -------------   -------------   -------------   -------------   -------------
          Net income attributable to common
           shareholders                              $       1,334   $       1,512   $       2,060   $       2,683   $       3,271
                                                     -------------   -------------   -------------   -------------   -------------

     Average shareholders' equity                    $      14,151   $      13,892   $      13,147   $      12,127   $      11,833
     Average preferred shares                        $       1,303   $       1,303   $         782
                                                     -------------   -------------   -------------   -------------   -------------
       Average common shareholders' equity           $      12,848   $      12,589   $      12,365   $      12,127   $      11,833
                                                     -------------   -------------   -------------   -------------   -------------
       Average goodwill and other intangibles                2,944           2,886           2,830           2,533           2,264
                                                     -------------   -------------   -------------   -------------   -------------
       Average tangible common shareholders' equity  $       9,904   $       9,703   $       9,535   $       9,594   $       9,569
                                                     -------------   -------------   -------------   -------------   -------------
     Return on average common equity (A)                      10.4%           12.0%           16.7%           22.1%           27.6%
     Return on average tangible common equity (A)             13.5%           15.6%           21.6%           28.0%           34.2%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively. Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
 COMPONENTS OF RETURN ON AVERAGE SEGMENT CAPITAL (ROSC) AND RETURN ON AVERAGE
                       TANGIBLE SEGMENT CAPITAL (ROTSC)
                                  APPENDIX II

(Millions)

                                                                              For the Twelve Months Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
U.S. CARD SERVICES
     Segment (loss) income                           $         (52)  $          83   $         304   $         852   $         795
     Average segment capital                                 5,280           5,083           4,814           4,736           4,672
     Average goodwill and other intangibles                    383             338             294             243             188
                                                     -------------   -------------   -------------   -------------   -------------
          Average tangible segment capital           $       4,897   $       4,745   $       4,520   $       4,493   $       4,484
                                                     -------------   -------------   -------------   -------------   -------------
     Return on average segment capital (A)                    -1.0%           1.6%            6.3%           18.0%           17.0%
     Return on average tangible segment capital (A)           -1.1%           1.7%            6.7%           19.0%           17.7%

INTERNATIONAL CARD SERVICES
     Segment income                                  $         266   $         206   $         257   $         351   $         247
     Average segment capital                                 2,141           2,123           2,096           2,107           2,102
     Average goodwill and other intangibles                    551             546             544             544             544
                                                     -------------   -------------   -------------   -------------   -------------
          Average tangible segment capital           $       1,590   $       1,577   $       1,552   $       1,563   $       1,558
                                                     -------------   -------------   -------------   -------------   -------------
     Return on average segment capital (A)                    12.4%            9.7%           12.3%           16.7%           11.8%
     Return on average tangible segment capital (A)           16.7%           13.1%           16.6%           22.5%           15.9%

GLOBAL COMMERCIAL SERVICES
     Segment income                                  $         266   $         284   $         440   $         505   $         622
     Average segment capital                                 3,464           3,435           3,437           3,197           2,933
     Average goodwill and other intangibles                  1,938           1,933           1,930           1,724           1,515
                                                     -------------   -------------   -------------   -------------   -------------
          Average tangible segment capital           $       1,526   $       1,502   $       1,507   $       1,473   $       1,418
                                                     -------------   -------------   -------------   -------------   -------------
     Return on average segment capital (A)                     7.7%            8.3%           12.8%           15.8%           21.2%
     Return on average tangible segment capital (A)           17.4%           18.9%           29.2%           34.3%           43.9%

GLOBAL NETWORK & MERCHANT SERVICES
     Segment income                                  $         928   $         946   $       1,009   $         995   $       1,034
     Average segment capital                                 1,632           1,547           1,430           1,320           1,255
     Average goodwill and other intangibles                     35              35              36              35              34
                                                     -------------   -------------   -------------   -------------   -------------
          Average tangible segment capital           $       1,597   $       1,512   $       1,394   $       1,285   $       1,221
                                                     -------------   -------------   -------------   -------------   -------------
     Return on average segment capital (A)                    56.9%           61.2%           70.6%           75.4%           82.4%
     Return on average tangible segment capital (A)           58.1%           62.6%           72.4%           77.4%           84.7%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX III

(millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
Owned Basis:
     Net interest income                             $         754   $         741   $         919   $         771   $         950
     Average loans (billions)                        $        32.3   $        35.2   $        39.0   $        43.0   $        47.7
     Adjusted net interest income (A)                $         797   $         814   $       1,017   $         929   $       1,068
     Adjusted average loans (billions) (B)           $        32.4   $        35.4   $        39.1   $        43.1   $        47.8
     Net interest yield on cardmember loans (C)                9.7%            9.2%           10.5%            8.6%            8.9%

Managed Basis (D):
     Net interest income (E)                         $       1,410   $       1,464   $       1,722   $       1,443   $       1,637
     Average loans (billions)                        $        61.8   $        63.9   $        67.9   $        72.8   $        76.1
     Adjusted net interest income (F)                $       1,554   $       1,576   $       1,835   $       1,622   $       1,756
     Adjusted average loans (billions) (G)           $        62.0   $        64.0   $        68.0   $        72.9   $        76.2
     Net interest yield on cardmember loans (C)               10.0%            9.9%           10.9%            8.9%            9.2%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio. Owned net interest yield for the quarters ended June 30, 2009, March 31, 2009, and December 31, 2008 has been revised for a correction in the calculation methodology.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.

(Preliminary)

              U. S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                  APPENDIX IV

(millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     September 30,      June 30,       March 31,      December 31,   September 30,
                                                          2009            2009            2009            2008            2008
                                                     -------------   -------------   -------------   -------------   -------------
USCS Owned Basis:
     Net interest income                             $         565   $         534   $         728   $         559   $         662
     Average loans (billions)                        $        23.4   $        26.5   $        30.2   $        33.2   $        36.3
     Adjusted net interest income (A)                $         521   $         548   $         763   $         687   $         787
     Adjusted average loans (billions) (B)           $        23.5   $        26.6   $        30.3   $        33.3   $        36.3
     Net interest yield on cardmember loans (C)                8.8%            8.3%           10.2%            8.2%            8.6%

USCS Managed Basis (D):
     Net interest income (E)                         $       1,221   $       1,257   $       1,531   $       1,231   $       1,349
     Average loans (billions)                        $        52.9   $        55.1   $        59.1   $        63.0   $        64.6
     Adjusted net interest income (F)                $       1,278   $       1,311   $       1,581   $       1,380   $       1,475
     Adjusted average loans (billions) (G)           $        53.0   $        55.2   $        59.2   $        63.1   $        64.7
     Net interest yield on cardmember loans (C)                9.6%            9.5%           10.8%            8.7%            9.1%

ICS:
     Net interest income                             $         282   $         268   $         251   $         234   $         267
     Average loans (billions)                        $         8.9   $         8.7   $         8.8   $         9.8   $        11.4
     Adjusted net interest income (A)                $         276   $         265   $         254   $         242   $         281
     Adjusted average loans (billions) (B)           $         8.9   $         8.8   $         8.8   $         9.8   $        11.5
     Net interest yield on cardmember loans (C)               12.3%           12.2%           11.7%            9.8%            9.7%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio. Owned net interest yield for U.S. Card Services for the quarters ended June 30, 2009, March 31, 2009, and December 31, 2008 has been revised for a correction in the calculation methodology.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.